                                                                 EXHIBIT 10.112





Tiffany & Co. Report on Form 10-K FY 1993

                   AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT
                                 (OAHU, HAWAII)

  THIS AMENDMENT NO. 1 is made with respect to that certain DISTRIBUTION AGREEMENT made the 28th day of November 1988 by and between Tiffany and Company ("Tiffany"), a corporation organized and existing under the laws of the State of New York with its principal place of business at 727 Fifth Avenue, New York City, N.Y. 10022 and Mitsukoshi (U.S.A.), Inc., a corporation organized under the laws of the State of Hawaii, (the "Hawaii Distribution Agreement"). This Amendment No. 1 is made by Tiffany and Mitsukoshi (U.S.A.), Inc., a corporation organized and existing under the laws of the State of New York, with its executive offices at 465 Park Avenue, New York City, N.Y., U.S.A., the successor by merger to the Hawaiian corporation of the same name ("Distributor").

  TIFFANY AND DISTRIBUTOR HEREBY MUTUALLY AGREE TO AMEND THE HAWAII DISTRIBUTION AGREEMENT AS FOLLOWS:

  A. Section 1.8 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

       Section 1.8 "Lease" means the lease of the premises at Moana Shop No. 4, in the Sheraton Moana Surfrider Hotel, Honolulu, Hawaii.

  B. Section 1.9 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

       Section 1.9 "Store" means the store to be operated by Distributor under the terms of this Distribution Agreement and the License Agreement at the premises referred to in Section 1.8 above.

  C. Section 1.14 of the Hawaii Distribution Agreement is hereby deleted in its entirety.

  D. Section 2.1 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

       Section 2.1 Appointment. Tiffany hereby appoints Distributor a distributor for Merchandise in the Territory. By this appointment, Distributor is granted non-exclusive distribution rights in the Territory for Merchandise and may sell Merchandise at retail from the Store, but only from the Store. Subject to the provisions of Section 2.5 below, Tiffany agrees that it will not (i) appoint or authorize, directly or indirectly, another distributor of Exclusive Merchandise in the Territory (except that Tiffany may sell Exclusive Merchandise at the store operated by Tiffany at the Ala Moana Shopping Center) or (ii) operate or license others to operate a retail store under the tradename TIFFANY & CO. in the Territory (other than the store operated by Tiffany at the Ala Moana Shopping Center).

  E. Subsection (2.5.4) of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

       (2.5.4) The right to sell Merchandise (including Exclusive Merchandise) from Tiffany's store in the Ala Moana Shopping Center and in "corporate transactions" in the Territory. The term "corporate transactions" refers to transactions with business customers who purchase for purposes of business gift-giving, incentive or promotional purposes, but not for purposes of re-sale.

  F. Section 2.6 of the Hawaii Distribution Agreement is deleted in its entirety.

  G. Section 3.1 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

       Section 3.1 Price to Distributor. The price charged for each item of Merchandise by Tiffany to Distributor shall be the lesser of the following: (i) the price stated in Tiffany's Wholesale Price List for Hawaii in effect at the time a purchase order from Distributor is accepted; and (ii) the lowest wholesale price offered by Tiffany to an authorized distributor of such item of Merchandise in Hawaii. Tiffany's current Wholesale Price List for Hawaii is attached as Schedule 3.1. Tiffany shall determine its Wholesale Price List for Hawaii from time to time on the basis of Tiffany's suggested retail prices for Hawaii, which shall not, in any circumstance, be greater than the then-current retail price at Tiffany's Ala Moana store. The price shown in the Wholesale Price List for Hawaii shall be Tiffany's then-current suggested retail price for Hawaii, less, in the case of PERETTI silver jewelry and watches, a wholesale discount of fifty percent (50%) or, in the case of all other Merchandise, forty-five percent (45%). All prices quoted assume delivery to Distributor's freight forwarder in New York City, New York.  For all purposes of this
   Section 3.1, the applicable price shall be determined as of the time of acceptance by Tiffany of a purchase order. Notwithstanding anything to the contrary stated above in this Section 3.1, Tiffany reserves the right to quote individual wholesale prices for jewelry containing precious gems (including diamond solitaire rings) on an individual item basis and shall be under no obligation to establish list prices therefor or to include them on the Wholesale Price List for Hawaii. At such time as Tiffany shall issue a new Wholesale Price List for Hawaii Tiffany shall furnish Distributor with a copy of such list and shall otherwise keep Distributor informed of any change in such price list. Tiffany further agrees that it will provide Distributor with written notice of any change in the Wholesale Price List for Hawaii at least one (1) month prior to the effective date of such change.

  H. Section 3.6 of the Hawaii Distribution Agreement is hereby deleted in its entirety.

  I. Section 4.7 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

   Section 4.7 Inspection and Returns. Distributor shall inspect Merchandise promptly and advise Tiffany in writing of any claims for shortages or defective Merchandise within thirty (30) days of actual receipt in Hawaii. Tiffany will accept returns of such Merchandise for credit or replacement, provided that Tiffany is advised in writing, as aforesaid, and allowed to provide Distributor with a return authorization number and return shipping instructions prior to return shipment. Tiffany agrees to provide such authorization and instructions within ten (10) days of receipt of claim. Tiffany will bear the cost of returning defective Merchandise and the cost of shipping replacement Merchandise if the above procedures are followed.




                                  [continued]

  J. Exhibit B referred to in Section 6.2 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT B

                         SCHEDULE OF INSURANCE COVERAGE

  TYPE                                              LIMIT

  Comprehensive General Liability                   $2,000,000

  Commercial Umbrella Liability                     $3,000,000

  Workers' Compensation                             Statutory Minimum
  Property All Risk (Coverage on
  leasehold improvements, furniture,
  fixtures and equipment and inventory)             $17,000,000

  Jewelers Block                                    $3,000,000

  Ocean/Air Cargo (per conveyance)                  $1,000,000"

  K. Section 7.1 of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

      Section 7.1 Term. The term of the Agreement shall commence on 28 November 1988 and end on the 31st day of October 1997.

  L. Subsection (7.2.4) of the Hawaii Distribution Agreement is hereby deleted in its entirety and replaced with the following:

      (7.2.4) The insolvency of either party (for this purpose, "insolvency" shall mean the inability of a party to satisfy its debts as they come due).

  M. Subsection (7.2.12) of the Hawaii Distribution Agreement is hereby deleted in its entirety.



                                  [continued]

  N. Section 8.1, as follows, is hereby inserted into Article VIII of the Hawaii Distribution Agreement:

       Section 8.1 Advertising Materials. Tiffany will produce all veloxes, film and other camera-ready art required for newspaper and magazine advertising to be conducted by Distributor with respect to the Store and supply such materials to Distributor at a price equal to Tiffany's cost of production.

  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT NO. 1 WITH SCHEDULE 3.1 ATTACHED AS OF DECEMBER 13, 1993.

                                             MITSUKOSHI (U.S.A.), INC.
Attest:                                      ("Distributor")

/s/                                          /s/  Ichiro Murai
- - -------------------------                    -------------------------
President                                    By:  Ichiro Murai
                                             Title:  Executive Vice President


                                             TIFFANY AND COMPANY
Attest:                                      ("Tiffany")

/s/                                          /s/  Thomas J. O'Neill
- - -------------------------                    -------------------------
Secretary                                    By:  Thomas J. O'Neill
                                             Title:  Senior Vice President -
                                                  International - Far East

Attachment:  Schedule 3.1

                      AMENDMENT NO. 1 TO LICENSE AGREEMENT
                                 (OAHU, HAWAII)

         THIS AMENDMENT NO. 1 is made with respect to that certain LICENSE AGREEMENT made the 28th day of November 1988 by and between Tiffany and Company ("Tiffany"), a corporation organized and existing under the laws of the State of New York with its principal place of business at 727 Fifth Avenue, New York City, N.Y. 10022 and Mitsukoshi (U.S.A.), Inc., a corporation organized under the laws of the State of Hawaii, (the "Hawaii License Agreement"). This Amendment No. 1 is made by Tiffany and Mitsukoshi (U.S.A.), Inc., a corporation organized and existing under the laws of the State of New York, with its executive offices at 465 Park Avenue, New York City, N.Y., U.S.A., the successor by merger to the Hawaiian corporation of the same name ("Distributor").

         TIFFANY AND DISTRIBUTOR HEREBY MUTUALLY AGREE TO AMEND THE HAWAII LICENSE AGREEMENT AS FOLLOWS:

         Section 2.1 of the Hawaii License Agreement is hereby deleted and the following substituted in its place:

                 Section 2.1 Non-Exclusive License - Servicemark. Tiffany hereby grants to Distributor a non-exclusive, royalty-free license to use and practice the Servicemark in the Territory for the operation of the Store, including the right to do business under the tradename or style TIFFANY & CO. This grant does not authorize Distributor to make use of the Servicemark in the operation of a mail order or catalog business.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT NO. 1 AS OF DECEMBER 13, 1993.

                                        MITSUKOSHI (U.S.A.), INC.
Attest:                                 ("Distributor")

/s/                                     /s/ Ichiro Murai
- - --------------------------              -------------------------------
                                        By:     Ichiro Murai
                                        Title:  Executive Vice President



                                        TIFFANY AND COMPANY
Attest:                                 ("Tiffany")

/s/                                     /s/ Thomas J. O'Neill
- - --------------------------              -------------------------------
                                        By:  Thomas J. O'Neill
                                        Title:  Senior Vice President -
                                             International - Far East





11/09/93(3)